Contractual Obligations, Commercial Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Contractual Obligations, Commercial Commitments And Contingencies [Abstract]
Contractual Obligations, Commercial Commitments And Contingencies

9.  Contractual Obligations, Commercial Commitments and Contingencies

DPL Inc. – Guarantees

In the normal course of business, DPL enters into various agreements with its wholly owned subsidiaries, DPLE, DPLER and DPLER’s wholly owned subsidiary, MC Squared, providing financial or performance assurance to third parties.  These agreements are entered into primarily to support or enhance the creditworthiness otherwise attributed to these subsidiaries on a stand-alone basis, thereby facilitating the extension of sufficient credit to accomplish these subsidiaries’ intended commercial purposes.

At March 31, 2015, DPL had $20.5 million of guarantees to third parties for future financial or performance assurance under such agreements:  $2.0 million of guarantees on behalf of DPLER, $18.3 million of guarantees on behalf of DPLE and $0.2 million of guarantees on behalf of MC Squared, which will be released upon the April 1, 2015 sale of MC Squared.  The guarantee arrangements entered into by DPL with these third parties cover select present and future obligations of DPLE, DPLER and MC Squared to such beneficiaries and are terminable by DPL upon written notice to the beneficiaries within a certain time. The carrying amount of obligations for commercial transactions covered by these guarantees and recorded in our Condensed Consolidated Balance Sheets was $2.2 million at March 31, 2015.

To date, DPL has not incurred any losses related to the guarantees of DPLER’s, DPLE’s or MC Squared’s obligations and we believe it is remote that DPL would be required to perform or incur any losses in the future associated with any of the above guarantees.

DP&L – Equity Ownership Interest

DP&L owns a 4.9% equity ownership interest in OVEC, an electric generation company, which is recorded using the cost method of accounting under GAAP.  As of March 31, 2015, DP&L could be responsible for the repayment of 4.9%, or $74.4 million, of a $1,519.3 million debt obligation that has maturities from 2018 to 2040.  This would only happen if OVEC defaulted on its debt payments.  As of March 31, 2015, we have no knowledge of such a default.

Commercial Commitments and Contractual Obligations

There have been no material changes, outside the ordinary course of business, to our commercial commitments and to the information disclosed in the contractual obligations table in our Form 10-K for the fiscal year ended December 31, 2014.

Contingencies

In the normal course of business, we are subject to various lawsuits, actions, proceedings, claims and other matters asserted under various laws and regulations.  We believe the amounts provided in our Condensed Consolidated Financial Statements, as prescribed by GAAP, are adequate in light of the probable and estimable contingencies.  However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various legal proceedings, claims, tax examinations and other matters discussed below, and to comply with applicable laws and regulations, will not exceed the amounts reflected in our Condensed Consolidated Financial Statements.  As such, costs, if any, that may be incurred in excess of those amounts provided as of March 31, 2015, cannot be reasonably determined.

Environmental Matters

DPL’s and DP&L’s facilities and operations are subject to a wide range of federal, state and local environmental regulations and laws.  The environmental issues that may affect us include:

The federal CAA and state laws and regulations (including SIPs) which require compliance, obtaining permits and reporting as to air emissions,

Litigation with federal and certain state governments and certain special interest groups regarding whether modifications to or maintenance of certain coal-fired generating stations require additional permitting or pollution control technology, or whether emissions from coal-fired generating stations cause or contribute to global climate changes,

Rules and future rules issued by the USEPA and the Ohio EPA that require substantial reductions in SO2, particulates, mercury, acid gases, NOx, and other air emissions.  DP&L has installed emission control technology and is taking other measures to comply with required and anticipated reductions,

Rules and future rules issued by the USEPA and the Ohio EPA that require reporting and reductions of GHGs,

Rules and future rules issued by the USEPA associated with the federal Clean Water Act, which prohibits the discharge of pollutants into waters of the United States except pursuant to appropriate permits, and

Solid and hazardous waste laws and regulations, which govern the management and disposal of certain waste.  The majority of solid waste created from the combustion of coal and fossil fuels is fly ash and other coal combustion by-products.

In addition to imposing continuing compliance obligations, these laws and regulations authorize the imposition of substantial penalties for noncompliance, including fines, injunctive relief and other sanctions.  In the normal course of business, we have investigatory and remedial activities underway at our facilities to comply, or to determine compliance, with such regulations.  We record liabilities for loss contingencies related to environmental matters when a loss is probable of occurring and can be reasonably estimated in accordance with the provisions of GAAP.  At March 31, 2015, and December 31, 2014, we had accruals of approximately $0.8 million and $0.8 million, respectively, for environmental matters and other claims.  We also have a number of environmental matters for which we have not accrued loss contingencies because the risk of loss is not probable or a loss cannot be reasonably estimated, which are disclosed in the paragraphs below.  We evaluate the potential liability related to environmental matters quarterly and may revise our accruals.  Such revisions in the estimates of the potential liabilities could have a material adverse effect on our results of operations, financial condition or cash flows.

We have several pending environmental matters associated with our EGUs and stations.  Some of these matters could have material adverse effects on the operation of the power stations.

National Ambient Air Quality Standards

Effective August 23, 2010, the USEPA implemented its revisions to its primary NAAQS for SO2 replacing the previous 24-hour standard and annual standard with a one-hour standard.  Initial non-attainment designations were made July 25, 2013, and Pierce Township in Clermont County, location of DP&L’s co-owned unit Beckjord Unit 6, was the only area with DP&L operations designated as non-attainment.  Beckjord Unit 6 was retired effective October 1, 2014.  Non-attainment areas will be required to meet the 2010 standard by October 2018.  On April 17, 2014, the USEPA proposed a data requirements rule for air agencies to ascertain attainment characterization more extensively across the country by additional modeling and/or monitoring requirements of areas with sources that exceed specified thresholds of SO2 emissions.  The rule, if finalized, could require the installation of monitors at one or more of DP&L’s coal-fired power plants and result in additional non-attainment designations that could impact our operations.  On March 20, 2015, the USEPA informed environmental commissioners of 28 states, including Ohio, that certain areas within their states will be addressed in the next round of designations.  The areas will be included if they have monitors that have newly violated the standard, or have areas with a stationary source that had SO2 emissions greater than a specified level.  The designations are to be completed by July 2, 2016.  DP&L’s co-owned unit Zimmer meets the criteria for stationary sources. DP&L is unable to determine the effect of these rule changes on its operations.

Carbon Dioxide and Other Greenhouse Gas Emissions

The USEPA issued proposed GHG emissions rules for existing, modified and reconstructed generating units on June 2, 2014.  Under the proposed rules, called the Clean Power Plan, states would be judged against state-specific CO2 emissions targets beginning in 2020, with an expected total U.S. power sector emissions reduction of 30% from 2005 levels by 2030.  For Ohio specifically, the Clean Power Plan proposes an interim goal for 2020-2029 and a proposed 2030 final goal of 1,452 pounds of CO2 per megawatt hour and 1,338 pounds of CO2 per megawatt hour, respectively, a reduction of approximately 28% from 2012 levels.  The proposed rule requires states to submit implementation plans to meet the standards set forth in the rule by June 30, 2016, with the possibility of one- or two-year extensions under certain circumstances.  The state plans may focus on energy efficiency improvements at power stations, state renewable portfolio standards, re-dispatch to natural gas combined cycle units and other measures.  We could be required, among other things, to make efficiency improvements at our facilities.  USEPA expects to finalize this rule by August 1, 2015.  We cannot predict the effect of these proposed rules on DP&L’s operations.

Clean Water Act – Regulation of Water Discharge

In December 2006, DP&L submitted a renewal application for the Stuart generating station NPDES permit that was due to expire on June 30, 2007.  The Ohio EPA issued a draft permit that was received on November 12, 2008.  In September 2010, the USEPA formally objected to the November 12, 2008, draft permit due to questions regarding the basis for the alternate thermal limitation.  The Ohio EPA issued a draft permit in December 2011 and a public hearing was held on February 2, 2012.  The draft permit required DP&L, over the 54 months following issuance of a final permit, to take undefined actions to lower the temperature of its discharged water to a level unachievable by the station under its current design or alternatively make other significant modifications to the cooling water system.  DP&L submitted comments to the draft permit.  In November 2012, the Ohio EPA issued another draft which included a compliance schedule for performing a study to justify an alternate thermal limitation and to which DP&L submitted comments.  In December 2012, the USEPA formally withdrew their objection to the permit.  On January 7, 2013, the Ohio EPA issued a final permit.  On February 1, 2013, DP&L appealed various aspects of the final permit to the Environmental Review Appeals Commission.  A hearing before the Commission is scheduled for August 2015.  Depending on the outcome of the appeal process, the effects on DP&L’s operations could be material.

Regulation of Waste Disposal

In September 2002, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the South Dayton Dump landfill site.  In August 2005, DP&L and other parties received a general notice regarding the performance of a Remedial Investigation and Feasibility Study (RI/FS) under a Superfund Alternative Approach.  In October 2005, DP&L received a special notice letter inviting it to enter into negotiations with the USEPA to conduct the RI/FS.  No recent activity has occurred with respect to that notice or PRP status.  On August 16, 2006, an Administrative Settlement Agreement and Order on Consent (“ASAOC”) was executed and became effective among a group of PRPs, not including DP&L, and the USEPA.  On August 25, 2009, the USEPA issued an Administrative Order requiring that access to DP&L’s service center building site, which is across the street from the landfill site, be given to the USEPA and the existing PRP group to help determine the extent of the landfill site’s contamination as well as to assess whether certain chemicals used at the service center building site might have migrated through groundwater to the landfill site.  DP&L granted such access and drilling of soil borings and installation of monitoring wells occurred in late 2009 and early 2010.  On May 24, 2010, three members of the existing PRP group, Hobart Corporation, Kelsey-Hayes Company and NCR Corporation, filed a civil complaint in the United States District Court for the Southern District of Ohio (the “District Court”) against DP&L and numerous other defendants alleging that DP&L and the other defendants contributed to the contamination at the South Dayton Dump landfill site and seeking reimbursement of the PRP group’s costs associated with the investigation and remediation of the site.  On February 10, 2011, the District Court Judge dismissed claims against DP&L that related to allegations that chemicals used by DP&L at its service center contributed to the landfill site’s contamination.  The District Court Judge, however, did not dismiss claims alleging financial responsibility for remediation costs based on hazardous substances from DP&L that were allegedly directly delivered by truck to the landfill.  Discovery, including depositions of past and present DP&L employees, was conducted in 2012.  On February 8, 2013, the District Court Judge granted DP&L’s motion for summary judgment on statute of limitations grounds with respect to claims seeking a contribution toward the costs that are expected to be incurred by the PRP group in performing an RI/FS under the August 15, 2006 ASAOC.  That summary judgment ruling was appealed on March 4, 2013, and on July 14, 2014, a three-judge panel of the U.S. Court of Appeals for the 6th Circuit affirmed the lower Court’s ruling and subsequently denied a request by the plaintiffs for rehearing.  On November 14, 2014, the PRP group appealed the decision to the U.S. Supreme Court, but the writ of certiorari was denied by the Court on January 20, 2015.  On April 5, 2013, the PRP group entered into a second ASAOC relating primarily to vapor intrusion under some of the buildings at the South Dayton Dump landfill site.  On April 13, 2013, as amended July 30, 2013, the PRP group filed another civil complaint against DP&L and numerous other defendants alleging that each defendant contributed to the contamination of the site by delivering hazardous waste to the site or by releasing hazardous waste on other sites that migrated to the landfill site.  On February 18, 2014, after considering various motions and alternative grounds to dismiss, the District Court Judge dismissed some of the alleged grounds for relief that the PRP group had made, but ruled in the PRP group’s favor with respect to motions to dismiss the case in its entirety finding, among other things, that the 2013 ASAOC involved a different scope of work and thus the contributions sought were not seeking the same remedy that had been dismissed in the first civil suit.  Appeals from this ruling are pending before the 6th Circuit Court of Appeals.  On January 14, 2015, the PRP group served DP&L and other defendants a request for production of documents related to any survey regarding waste management or waste disposal.  Information responsive to this request was provided on February 17, 2015.  In addition, on January 16, 2015, the USEPA issued a Special Notice Letter and Section 104(e) Information Request to DP&L and other defendants, requesting historical information related to waste management practices.  DP&L responded to this request on March 27, 2015.  DP&L is unable to predict the outcome of this action by the plaintiffs and USEPA.  Additionally, the District Court’s 2013 ruling and the Court of Appeals’ affirmation of that ruling in 2014 does not address future litigation that may arise with respect to actual remediation costs.  While DP&L is unable to predict the outcome of these matters, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

Regulation of Ash Ponds

There has been increasing advocacy to regulate coal combustion residuals (CCR) under the Resource Conservation Recovery Act (RCRA).  On June 21, 2010, the USEPA published a proposed rule seeking comments on two options under consideration for the regulation of coal combustion byproducts including regulating the material as a hazardous waste under RCRA Subtitle C or as a solid waste under RCRA Subtitle D.  The USEPA released its final rule on December 19, 2014, designating coal combustion residuals that are not beneficially reused as non-hazardous solid waste under RCRA Subtitle D.  The rule was published in the Federal Register on April 17, 2015 and becomes effective October 19, 2015, and applies new detailed management practices to new and existing landfills and surface impoundments, including lateral expansions of such units.  DP&L is currently reviewing the rule and assessing the impact on our operations.  Our business, financial condition or operations could be materially and adversely affected by this regulation.

Note13 – Contractual Obligations, Commercial Commitments and Contingencies

DPL – Guarantees

In the normal course of business, DPL enters into various agreements with its wholly-owned subsidiaries, DPLE and DPLER and its wholly-owned subsidiary, MC Squared, providing financial or performance assurance to third parties.  These agreements are entered into primarily to support or enhance the creditworthiness otherwise attributed to these subsidiaries on a stand-alone basis, thereby facilitating the extension of sufficient credit to accomplish these subsidiaries’ intended commercial purposes.

At December 31, 2014,  DPL had $20.5 million of guarantees to third parties for future financial or performance assurance under such agreements, including $2.0 million of guarantees on behalf of DPLER, $18.3 million of guarantees on behalf of DPLE and $0.2 million of guarantees on behalf of MC Squared.  The guarantee arrangements entered into by DPL with these third parties cover present and future obligations of DPLER, DPLE and MC Squared to such beneficiaries and are terminable at any time by DPL upon written notice to the beneficiaries.  The carrying amount of obligations for commercial transactions covered by these guarantees and recorded in our Consolidated Balance Sheets was $1.6 million and $0.2 million at December 31, 2014 and 2013, respectively.

To date, DPL has not incurred any losses related to the guarantees of DPLER’s, DPLE’s and MC Squared’s obligations and we believe it is remote that DPL would be required to perform or incur any losses in the future associated with any of the above guarantees of DPLER’s, DPLE’s and MC Squared’s obligations.

Equity Ownership Interest

DP&L has a 4.9% equity ownership interest in an electric generation company which is recorded using the cost method of accounting under GAAP.  As of December 31, 2014,  DP&L could be responsible for the repayment of 4.9%, or $74.4 million, of a $1,517.9 million debt obligation comprised of both fixed and variable rate securities with maturities between 2015 and 2040.  This would only happen if this electric generation company defaulted on its debt payments.  At December 31, 2014, we have no knowledge of such a default.

Contractual Obligations and Commercial Commitments

We enter into various contractual obligations and other commercial commitments that may affect the liquidity of our operations.  At December 31, 2014, these include:

	Payments due in:
$ in millions	Total	Less than 1 year	2 - 3 years	4 - 5 years	More than 5 years
DPL:

Coal contracts (a)	486.2	255.6	161.2	69.4	-
Limestone contracts (a)	18.3	6.1	12.2	-	-
Purchase orders and other contractual obligations	72.4	39.2	17.3	15.9	-

(a)Total at DP&L operated units.

Coal contracts:

DPL, through its principal subsidiary DP&L, has entered into various long-term coal contracts to supply the coal requirements for the generating stations it operates.  As of December 31, 2014,  57% of our future committed coal obligations are with a single supplier.  Some contract prices are subject to periodic adjustment and have features that limit price escalation in any given year.

Limestone contracts:

DPL, through its principal subsidiary DP&L, has entered into various limestone contracts to supply limestone used in the operation of FGD equipment at its generating facilities.

Purchase orders and other contractual obligations:

As of December 31, 2014,  DPL had various other contractual obligations including non-cancelable contracts to purchase goods and services with various terms and expiration dates.

Contingencies

In the normal course of business, we are subject to various lawsuits, actions, proceedings, claims and other matters asserted under laws and regulations.  We believe the amounts provided in our Consolidated Financial Statements, as prescribed by GAAP, are adequate in light of the probable and estimable contingencies.  However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various legal proceedings, claims, tax examinations, and other matters, including the matters discussed below, and to comply with applicable laws and regulations, will not exceed the amounts reflected in our Consolidated Financial Statements.  As such, costs, if any, that may be incurred in excess of those amounts provided as of December 31, 2014, cannot be reasonably determined.

Environmental Matters

DPL’s and DP&L’s facilities and operations are subject to a wide range of federal, state and local environmental regulations and laws.  The environmental issues that may affect us include:

The federal CAA and state laws and regulations (including SIPs) which require compliance, obtaining permits and reporting as to air emissions,

Litigation with federal and certain state governments and certain special interest groups regarding whether modifications to or maintenance of certain coal-fired generating stations require additional permitting or pollution control technology, or whether emissions from coal-fired generating stations cause or contribute to global climate changes,

Rules and future rules issued by the USEPA and the Ohio EPA that require substantial reductions in SO2, particulates, mercury, acid gases, NOx, and other air emissions.  DP&L has installed emission control technology and is taking other measures to comply with required and anticipated reductions,

Rules and future rules issued by the USEPA and the Ohio EPA that require reporting and reductions of GHGs,

Rules and future rules issued by the USEPA associated with the federal Clean Water Act, which prohibits the discharge of pollutants into waters of the United States except pursuant to appropriate permits, and

Solid and hazardous waste laws and regulations, which govern the management and disposal of certain waste.  The majority of solid waste created from the combustion of coal and fossil fuels is fly ash and other coal combustion by-products.

In addition to imposing continuing compliance obligations, these laws and regulations authorize the imposition of substantial penalties for noncompliance, including fines, injunctive relief and other sanctions.  In the normal course of business, we have investigatory and remedial activities underway at our facilities to comply, or to determine compliance, with such regulations.  We record liabilities for loss contingencies related to environmental matters when a loss is probable of occurring and can be reasonably estimated in accordance with the provisions of GAAP.  Accordingly, we have accruals for loss contingencies of approximately $0.8 million for environmental matters.  We also have a number of environmental matters for which we have not accrued loss contingencies because the risk of loss is not probable or a loss cannot be reasonably estimated, which are disclosed in the paragraphs below.  We evaluate the potential liability related to environmental matters quarterly and may revise our estimates.  Such revisions in the estimates of the potential liabilities could have a material adverse effect on our results of operations, financial condition or cash flows.

We have several pending environmental matters associated with our coal-fired generation units.  Some of these matters could have material adverse impacts on the operation of the power stations.

Environmental Matters Related to Air Quality

Clean Air Act Compliance

In 1990, the federal government amended the CAA to further regulate air pollution.  Under the CAA, the USEPA sets limits on how much of a pollutant can be in the ambient air anywhere in the United States.  The CAA allows individual states to have stronger pollution controls than those set under the CAA, but states are not allowed to have weaker pollution controls than those set for the whole country.  The CAA has a material effect on our operations and such effects are detailed below with respect to certain programs under the CAA.

Clean Air Interstate Rule/Cross-State Air Pollution Rule

The USEPA promulgated CAIR on March 10, 2005, which required allowance surrender for SO2 and NOx emissions from existing power stations located in 27 eastern states and the District of Columbia. To implement the required emission reductions for this rule, the states were to establish emission-allowance-based “cap-and-trade” programs.  CAIR was subsequently challenged in federal court, and on July 11, 2008, the United States Court of Appeals for the D.C. Circuit issued an opinion striking down much of CAIR and remanding it to the USEPA.

On July 7, 2011, the USEPA proposed CSAPR to replace CAIR.  CSAPR required significant reductions in SO2 and NOx emissions from covered sources, such as power stations in 28 eastern states including Ohio.  On August 21, 2012, a three-judge panel of the D.C. Circuit Court vacated CSAPR, ruling that the USEPA overstepped its regulatory authority by requiring states to make reductions beyond the levels required in the CAA and failed to provide states an initial opportunity to adopt their own measures for achieving federal compliance.  As a result of this ruling, the surviving provisions of CAIR continued to serve as the governing program.  On June 24, 2013, the U.S. Supreme Court agreed to review the D.C. Circuit Court’s decision to vacate CSAPR, and on April 29, 2014, the U.S. Supreme Court reversed the 2012 decision by the D.C. Circuit Court, reinstating CSAPR, and remanded the case back to the D.C. Circuit Court for further proceedings consistent with the U. S. Supreme Court decision.  On June 26, 2014, the U.S. Department of Justice, on behalf of the USEPA, filed a motion with the D.C. Circuit Court to lift the stay, and CSAPR was reinstated on October 23, 2014.  The USEPA established new effective dates for compliance with the reduced emissions levels, beginning in 2015 with additional reductions in 2017.  Oral arguments to address the remaining litigation regarding CSAPR are schedule for March 2015.  At this time, it is not possible to predict with precision what impacts CSAPR may have on our consolidated financial condition, results of operations or cash flows, but we do not expect to have material capital costs to comply with CSAPR.

Mercury and Other Hazardous Air Pollutants

On May 3, 2011, the USEPA published proposed Maximum Achievable Control Technology (MACT) standards for coal- and oil-fired electric generating units.  The standards include new requirements for emissions of mercury and a number of other heavy metals.  The USEPA Administrator signed the final rule, now called MATS, on December 16, 2011, and the rule was published in the Federal Register on February 16, 2012.  Our affected EGUs must come into compliance with the new requirements by April 16, 2015.  All of our operating EGUs are expected to be able to achieve compliance through control technologies that are currently in place.

On January 31, 2013, the USEPA finalized a rule regulating emissions of toxic air pollutants from new and existing industrial, commercial and institutional boilers and process heaters at major and area source facilities.  This regulation affects seven auxiliary boilers used for start-up purposes at DP&L’s generation facilities.  The regulation contains emissions limitations, operating limitations and other requirements.  DP&L expects to be in compliance with this rule and the costs are not currently expected to be material to DP&L’s operations.

National Ambient Air Quality Standards

On January 5, 2005, the USEPA published its final non-attainment designations for the National Ambient Air Quality Standard (NAAQS) for Fine Particulate Matter 2.5 (PM 2.5).  These designations included counties and partial counties in which DP&L operates and/or owns generating facilities.  On December 31, 2012, the USEPA re-designated Adams County, where the Stuart and Killen generating stations are located, to attainment status.  On December 14, 2012, the USEPA tightened the PM 2.5 standard to 12.0 micrograms per cubic meter, and on December 18, 2014, issued a pre-publication version of the final attainment designations.  No counties containing DP&L operated generating facilities were designated as non-attainment, however, several co-owned units are located in non-attainment counties.  Attainment in those counties will be required by the end of 2021. We cannot predict the effect the revisions to the PM 2.5 standard will have on DP&L’s financial condition or results of operations.

The USEPA published the national ground level ozone standard on March 12, 2008, lowering the 8-hour level from 0.08 ppm to 0.075 ppm, which was upheld by the U.S. Circuit Court of Appeals in July 2013.  No DP&L operations are currently located in non-attainment areas.  On December 17, 2014, the USEPA published a proposed rule lowering the 8-hour ozone standard from 0.075 to a value between 0.065 and 0.070 ppm.  The USEPA intends to finalize the rule regarding the ozone NAAQS by October 2015, with initial designations to be issued in October 2017.  In addition, in December 2013, eight northeastern states petitioned the USEPA to add nine upwind states, including Ohio, to the Ozone Transport Region, a group of states required to impose enhanced restrictions on ozone emissions.  If the petition is granted, our facilities could be subject to such enhanced requirements.  We cannot predict the effect the revisions of the ozone standard will have on DP&L’s financial condition or results of operations.

Effective April 12, 2010, the USEPA implemented revisions to its primary NAAQS for nitrogen dioxide.  This change may affect certain emission sources in heavy traffic areas like the I-75 corridor between Cincinnati and Dayton after 2016.  Several of our facilities or co-owned facilities are within this area.  DP&L cannot determine the effect of this potential change, if any, on its operations.

Effective August 23, 2010, the USEPA implemented its revisions to its primary NAAQS for SO2 replacing the previous 24-hour standard and annual standard with a one-hour standard.  Initial non-attainment designations were made July 25, 2013, and Pierce Township in Clermont County, location of DP&L’s co-owned unit Beckjord Unit 6, was the only area with DP&L operations designated as non-attainment.  Beckjord Unit 6 was retired effective October 1, 2014.  Non-attainment areas will be required to meet the 2010 standard by October 2018.  On April 17, 2014, the USEPA proposed a data requirements rule for air agencies to ascertain attainment characterization more extensively across the country by additional modeling and/or monitoring requirements of areas with sources that exceed specified thresholds of SO2 emissions.  The rule, if finalized, could require the installation of monitors at one or more of DP&L’s coal-fired power plants and result in additional non-attainment designations that could impact our operations.  DP&L is unable to determine the effect of the proposed rule on its operations.

On May 5, 2004, the USEPA issued its proposed regional haze rule, which addresses how states should determine the Best Available Retrofit Technology (BART) for sources covered under the regional haze rule.  Final rules were published July 6, 2005, providing states with several options for determining whether sources in the state should be subject to BART.  Numerous units owned and operated by us will be affected by BART.  We cannot determine the extent of the impact until Ohio determines how BART will be implemented.

Carbon Dioxide and Other Greenhouse Gas Emissions

The USEPA began regulating GHG emissions from certain stationary sources in January 2011 under regulations referred to as the “Tailoring Rule.”  The regulations are implemented pursuant to two CAA programs: the Title V Operating Permit program and the program requiring a permit if undergoing certain new construction or major modifications, the Prevention of Significant Deterioration, or PSD, program.  Obligations relating to Title V permits include recordkeeping and monitoring requirements. Sources subject to PSD can be required to implement Best Available Control Technology, or BACT.  In June 2014, the U.S. Supreme Court ruled that the USEPA had exceeded its statutory authority in issuing the Tailoring Rule under Section 165 of the CAA by regulating sources under the PSD program based solely on their GHG emissions.  However, the U.S. Supreme Court also held that the USEPA could impose GHG BACT requirements for sources already required to implement PSD for certain other pollutants. Therefore, if future modifications to DP&L’s sources require PSD review for other pollutants, it may also trigger GHG BACT requirements. The USEPA has issued guidance on what BACT entails for the control of GHG and individual states are now required to determine what controls are required for facilities within their jurisdiction on a case-by-case basis. The ultimate impact of the BACT requirements applicable to us on our operations cannot be determined at this time as DP&L will not be required to implement BACT until DP&L constructs a new major source or makes a major modification of an existing major source. However, the cost of compliance could be material.

In January 2014, the USEPA proposed revised GHG New Source Performance Standards for new EGUs under CAA subsection 111(b), which would require new EGUs to limit the amount of CO2 emitted per megawatt-hour.  The proposal anticipates that affected coal-fired units would need to rely upon partial implementation of carbon capture and storage or other expensive CO2 emission control technology to meet the standard. In addition, new natural gas-fired EGUs must meet a standard of no greater than 1,000 pounds of CO2 per megawatt hour (if the rule is finalized in its current form). The rule is expected to be finalized this summer.

The USEPA issued proposed rules establishing GHG performance standards for existing power plants under CAA Section 111(d) on June 2, 2014.  Under the proposed rule, called the Clean Power Plan, states would be judged against state-specific carbon dioxide emissions targets beginning in 2020, with expected total U.S. power section emissions reduction of 30% from 2005 levels by 2030.  For Ohio specifically, the Clean Power Plan proposes an interim goal for 2020-2029 and a proposed 2030 final goal of 1,452 pounds of CO2 per megawatt hour and 1,338 pounds of CO2 per megawatt hour, respectively, a reduction of approximately 28% from 2012 levels.  The proposed rule requires states to submit SIPs to meet the standards set forth in the rule by June 30, 2016, with the possibility of one- or two-year extensions under certain circumstances.  The proposed rule requires states to submit SIPs to meet the standards set forth in the rule by June 30, 2016, with the possibility of one or two-year extensions under certain circumstances.  The proposed rule requires states to submit SIPs to meet the standards set forth in the rule by June 30, 2016, with the possibility of one- or two-year extensions under certain circumstances.  The proposed rule was subject to a public comment process and the USEPA is expected to finalize it by the summer of 2015.  Among other things, we could be required to make efficiency improvements to existing facilities.  The USEPA also issued proposed carbon pollution standards for modified and reconstructed power plants on June 2, 2014, which are also expected to be finalized by the summer of 2015. Various states and certain regulated entities have filed lawsuits challenging the Clean Power Plan.  However, it is too soon to determine what the rule, and the corresponding SIPs affecting our operations, will require once they are finalized, whether they will survive judicial and other challenges, and if so, whether and when the rule and the corresponding SIP would materially impact our business, operations or financial condition.

Approximately 99% of the energy we produce is generated by coal.  DP&L’s share of CO2 emissions at generating stations we own and co-own is approximately 14 million tons annually.  Further GHG legislation or regulation implemented at a future date could have a significant effect on DP&L’s operations and costs, which could adversely affect our net income, cash flows and financial condition.  However, due to the uncertainty associated with such legislation or regulation, we cannot predict the final outcome or the financial effect that such legislation or regulation may have on DP&L.

Litigation, Notices of Violation and Other Matters Related to Air Quality

Litigation Involving Co-Owned Stations

As a result of a 2008 consent decree entered into with the Sierra Club and approved by the U.S. District Court for the Southern District of Ohio, DP&L and the other owners of the Stuart generating station are subject to certain specified emission targets related to NOx, SO2 and particulate matter.  The consent decree also includes commitments for energy efficiency and renewable energy activities.  An amendment to the consent decree was entered into and approved in 2010 to clarify how emissions would be computed during malfunctions.  Continued compliance with the consent decree, as amended, is not expected to have a material effect on DP&L’s results of operations, financial condition or cash flows in the future.

Notices of Violation Involving Co-Owned Units

In June 2000, the USEPA issued an NOV to the DP&L-operated Stuart generating station (co-owned by DP&L, Duke Energy and AEP Generation) for alleged violations of the CAA.  The NOV contained allegations consistent with NOVs and complaints that the USEPA had brought against numerous other coal-fired utilities in the Midwest.  The NOV indicated the USEPA may: (1) issue an order requiring compliance with the requirements of the Ohio SIP; or (2) bring a civil action seeking injunctive relief and civil penalties of up to $27,500 per day for each violation.  To date, neither action has been taken.  DP&L cannot predict the outcome of this matter.

In December 2007, the Ohio EPA issued an NOV to the DP&L-operated Killen generating station (co-owned by DP&L and Duke Energy) for alleged violations of the CAA.  The NOV alleged deficiencies in the continuous monitoring of opacity.  We submitted a compliance plan to the Ohio EPA on December 19, 2007.  To date, no further actions have been taken by the Ohio EPA.

On March 13, 2008, Duke Energy, the operator of the Zimmer generating station, received an NOV and a Finding of Violation (FOV) from the USEPA alleging violations of the CAA, the Ohio SIP and permits for the station in areas including SO2, opacity and increased heat input.  A second NOV and FOV with similar allegations was issued on November 4, 2010.  Also in 2010, the USEPA issued an NOV to Zimmer for excess emissions.  In addition, Zimmer received an NOV from the USEPA dated December 16, 2014 alleging violations in opacity on two dates in 2014.  DP&L is a co-owner of the Zimmer generating station and could be affected by the eventual resolution of these matters.  Duke Energy is expected to act on behalf of itself and the co-owners with respect to these matters.  DP&L is unable to predict the outcome of these matters.

In January 2015, DP&L received NOVs from the USEPA alleging violations in opacity at the Stuart and Killen generating stations in 2014.  DP&L is beginning the process of discussions with the USEPA on these NOVs.  DP&L is unable to predict the outcome of these matters.

Notices of Violation Involving Wholly-Owned Stations

On November 18, 2009, the USEPA issued an NOV to DP&L for alleged NSR violations of the CAA at the Hutchings Station relating to capital projects performed in 2001 involving Unit 3 and Unit 6.  DP&L does not believe that the two projects described in the NOV were modifications subject to NSR.  As a result of the cessation of operations of the six coal-fired units at the Hutchings Station, DP&L believes that the USEPA is unlikely to pursue the NSR complaint.

Environmental Matters Related to Water Quality, Waste Disposal and Ash Ponds

Clean Water Act – Regulation of Water Intake

On May 19, 2014, the USEPA finalized new regulations pursuant to the CWA governing existing facilities that have cooling water intake structures.  The rules require an assessment of impingement and/or entrainment of organisms as a result of cooling water withdrawal.  Although we do not yet know the full impact the final rules will have on our operations, the final rules may require material changes to the intake structure at Stuart Station to reduce impingement with the possibility of additional site specific requirements for reducing entrainment.  We do not believe the final rules will have a material impact on operations at any of the other DP&L-operated facilities.

Clean Water Act – Regulation of Water Discharge

In December 2006, DP&L submitted a renewal application for the Stuart generating station NPDES permit that was due to expire on June 30, 2007.  The Ohio EPA issued a revised draft permit that was received on November 12, 2008.  In September 2010, the USEPA formally objected to the November 12, 2008 revised permit due to questions regarding the basis for the alternate thermal limitation.  At DP&L’s request, a public hearing was held on March 23, 2011, where DP&L presented its position on the issue and provided written comments.  In a letter to the Ohio EPA dated September 28, 2011, the USEPA reaffirmed its objection to the revised permit as previously drafted by the Ohio EPA.  This reaffirmation stipulated that if the Ohio EPA did not re-draft the permit to address the USEPA’s objection, then the authority for issuing the permit would pass to the USEPA.  The Ohio EPA issued another draft permit in December 2011 and a public hearing was held on February 2, 2012.

The draft permit required DP&L, over the 54 months following issuance of a final permit, to take undefined actions to lower the temperature of its discharged water to a level unachievable by the station under its current design or alternatively make other significant modifications to the cooling water system.  DP&L submitted comments to the draft permit.  In November 2012, the Ohio EPA issued another draft which included a compliance schedule for performing a study to justify an alternate thermal limitation and to which DP&L submitted comments.  In December 2012, the USEPA formally withdrew their objection to the permit.  On January 7, 2013, the Ohio EPA issued a final permit.  On February 1, 2013, DP&L appealed various aspects of the final permit to the Environmental Review Appeals Commission.  A hearing before the Commission is scheduled for March 2015.  Depending on the outcome of the appeal process, the effects on DP&L’s operations could be material.

In September 2009, the USEPA announced that it would be revising technology-based regulations governing water discharges from steam electric generating facilities.  The rulemaking included the collection of information via an industry-wide questionnaire as well as targeted water sampling efforts at selected facilities.  The proposed rule was released on June 7, 2013.  Under a consent decree, the USEPA is required to issue a final rule by September 2015.  At present, DP&L is unable to predict the impact this rulemaking will have on its operations.

A final NPDES permit for Killen Station was issued on September 4, 2014.  We do not expect the new permit to have a material impact on Killen’s operations.

In January 2014, DP&L submitted an application for the renewal of the Hutchings Station NPDES permit which expired in July 2014.  A final permit was issued on September 19, 2014 with an effective date of November 1, 2014.  We do not expect the new permit to have a material impact on Hutchings’ operations.

Regulation of Waste Disposal

In September 2002, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the South Dayton Dump landfill site.  In August 2005, DP&L and other parties received a general notice regarding the performance of a Remedial Investigation and Feasibility Study (RI/FS) under a Superfund Alternative Approach.  In October 2005, DP&L received a special notice letter inviting it to enter into negotiations with the USEPA to conduct the RI/FS.  No recent activity has occurred with respect to that notice or PRP status.  On August 16, 2006, an Administrative Settlement Agreement and Order on Consent (“ASAOC”) was executed and became effective among a group of PRPs, not including DP&L, and the USEPA.  On August 25, 2009, the USEPA issued an Administrative Order requiring that access to DP&L’s service center building site, which is across the street from the landfill site, be given to the USEPA and the existing PRP group to help determine the extent of the landfill site’s contamination as well as to assess whether certain chemicals used at the service center building site might have migrated through groundwater to the landfill site.  DP&L granted such access and drilling of soil borings and installation of monitoring wells occurred in late 2009 and early 2010.  On May 24, 2010, three members of the existing PRP group, Hobart Corporation, Kelsey-Hayes Company and NCR Corporation, filed a civil complaint in the United States District Court for the Southern District of Ohio against DP&L and numerous other defendants alleging that DP&L and the other defendants contributed to the contamination at the South Dayton Dump landfill site and seeking reimbursement of the PRP group’s costs associated with the investigation and remediation of the site.  On February 10, 2011, the Court dismissed claims against DP&L that related to allegations that chemicals used by DP&L at its service center contributed to the landfill site’s contamination.  The Court, however, did not dismiss claims alleging financial responsibility for remediation costs based on hazardous substances from DP&L that were allegedly directly delivered by truck to the landfill.  Discovery, including depositions of past and present DP&L employees, was conducted in 2012.  On February 8, 2013, the Court granted DP&L’s motion for summary judgment on statute of limitations grounds with respect to claims seeking a contribution toward the costs that are expected to be incurred by the PRP group in performing an RI/FS under the August 15, 2006 ASAOC.  That summary judgment ruling was appealed on March 4, 2013, and on July 14, 2014, a three-judge panel of the U.S. Court of Appeals for the 6th Circuit affirmed the lower Court’s ruling and subsequently denied a request by the plaintiffs for rehearing.  On November 14, 2014, the PRP group appealed the decision to the U.S. Supreme Court, but the writ of certiorari was denied by the Court on January 20, 2015.    On January 14, 2015, the PRP group served DP&L and other defendants a request for production of documents related to any survey regarding waste management or waste disposal.  Information responsive to this request was provided on February 17, 2015.  In addition, on January 16, 2015, the USEPA issued a Special Notice Letter and Section 104(e) Information Request to DP&L and other defendants, requesting historical information related to waste management practices.  DP&L is in the process of developing its response to the request which is due by March 20, 2015.  DP&L is unable to predict the outcome of this action by the plaintiffs and USEPA.  Additionally, the Court’s 2013 ruling and the Court of Appeals’ affirmation of that ruling in 2014 does not address future litigation that may arise with respect to actual remediation costs.  While DP&L is unable to predict the outcome of these matters, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

In December 2003, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the Tremont City landfill site.  Information available to DP&L does not demonstrate that it contributed hazardous substances to the site.  While DP&L is unable to predict the outcome of this matter, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

On April 7, 2010, the USEPA published an Advance Notice of Proposed Rulemaking announcing that it is reassessing existing regulations governing the use and distribution in commerce of polychlorinated biphenyls (PCBs).  While this reassessment is in the early stages and the USEPA is seeking information from potentially affected parties on how it should proceed, the outcome may have a material effect on DP&L.  A proposed rule is expected in mid-2015, with a final rule expected in 2016.  At present, DP&L is unable to predict the impact this initiative will have on its operations.

Regulation of Ash Ponds

In March 2009, the USEPA, through a formal Information Collection Request, collected information on ash pond facilities across the country, including those at Killen and Stuart Stations.  Subsequently, the USEPA collected similar information for the Hutchings Station.

In August 2010, the USEPA conducted an inspection of the Hutchings Station ash ponds.  In June 2011, the USEPA issued a final report from the inspection including recommendations relative to the Hutchings Station ash ponds.  DP&L is unable to predict whether there will be additional USEPA action relative to DP&L’s proposed plan or the effect on operations that might arise under a different plan.

In June 2011, the USEPA conducted an inspection of the Killen Station ash ponds.  In May 2012, we received a draft report on the inspection.  DP&L submitted comments on the draft report in June 2012.  On March 14, 2013, DP&L received the final report on the inspection of the Killen Station ash pond inspection from the USEPA which included recommended actions.  DP&L has submitted a response with its actions to the USEPA.  DP&L is unable to predict the outcome this inspection will have on its operations.

There has been increasing advocacy to regulate coal combustion residuals (CCR) under the Resource Conservation Recovery Act (RCRA).  On June 21, 2010, the USEPA published a proposed rule seeking comments on two options under consideration for the regulation of coal combustion byproducts including regulating the material as a hazardous waste under RCRA Subtitle C or as a solid waste under RCRA Subtitle D.  The USEPA released its final rule on December 19, 2014, designating coal combustion residuals that are not beneficially reused as non-hazardous solid waste under RCRA Subtitle D.  The rule becomes effective six months after publication of the rule in the Federal Register, expected in February 2015, and applies new detailed management practices to new and existing landfills and surface impoundments, including lateral expansions of such units.  DP&L is currently reviewing the rule and assessing the impact on our operations.  Our business, financial condition or operations could be materially and adversely affected by this regulation.

Notice of Violation Involving Co-Owned Units

On September 9, 2011, DP&L received an NOV from the USEPA with respect to its co-owned Stuart generating station based on a compliance evaluation inspection conducted by the USEPA and Ohio EPA in 2009.  The notice alleged non-compliance by DP&L with certain provisions of the RCRA, the CWA NPDES permit program and the station’s storm water pollution prevention plan.  The notice requested that DP&L respond with the actions it has subsequently taken or plans to take to remedy the USEPA’s findings and ensure that further violations will not occur.  Based on its review of the findings, although there can be no assurance, we believe that the notice will not result in any material effect on DP&L’s results of operations, financial condition or cash flows.

Legal and Other Matters

In February 2007, DP&L filed a lawsuit in the United States District Court for Southern District of Ohio against Appalachian Fuels, LLC (“Appalachian”) seeking damages incurred due to Appalachian’s failure to supply approximately 1.5 million tons of coal to two commonly-owned stations under a coal supply agreement, of which approximately 570 thousand tons was DP&L’s share.  DP&L obtained replacement coal to meet its needs.  Appalachian has denied liability, and is currently in federal bankruptcy proceedings in which DP&L is participating as an unsecured creditor.  DP&L is unable to determine the ultimate resolution of this matter.  DP&L has not recorded any assets relating to possible recovery of costs in this lawsuit.

In connection with DP&L and other utilities joining PJM, in 2006, the FERC ordered utilities to eliminate certain charges to implement transitional payments, known as SECA, effective December 1, 2004 through March 31, 2006, subject to refund. Through this proceeding, DP&L was obligated to pay SECA charges to other utilities, but received a net benefit from these transitional payments.  A hearing was held and an initial decision was issued in August 2006.  A final FERC order on this issue was issued on May 21, 2010 that substantially supports DP&L’s and other utilities’ position that SECA obligations should be paid by parties that used the transmission system during the timeframe stated above.  Prior to this final order being issued, DP&L entered into a significant number of bilateral settlement agreements with certain parties to resolve the matter, which by design will be unaffected by the final decision.  On July 5, 2012, a Stipulation was executed and filed with the FERC that resolved SECA claims against BP Energy Company (“BP”) and DP&L,  AEP (and its subsidiaries) and Exelon Corporation (and its subsidiaries).  On October 1, 2012, DP&L received the $14.6 million (including interest income of $1.8 million) from BP and recorded the settlement in the third quarter; at December 31, 2012, there is no remaining balance in other deferred credits related to SECA.